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                                                                    EXHIBIT 10.7


                              INDEMNITY AGREEMENT
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     This Indemnity Agreement is made as of the DATE, between INPRISE
CORPORATION, a Delaware corporation (the "Corporation") and EMPLOYEE NAME (the "Indemnitee"), as an Executive Officer of the Corporation.

                                   RECITALS

     WHEREAS, the Indemnitee is director and/or officer of the Corporation and the Corporation wishes the Indemnitee to continue in such capacity; and

     WHEREAS, the Indemnitee has indicated that the indemnities available under the Corporation's Certificate of Incorporation and Bylaws may not provide adequate protection against the risks associated with service to the Corporation, particularly in view of the fact that the cost of adequate insurance remains prohibitive; and

     WHEREAS, the Corporation and the Indemnitee are aware of the substantial growth in the number of lawsuits filed against corporate officers and directors in connection with their activities in such capacities and also recognize that the cost of defending against such lawsuits, whether or not meritorious, is typically beyond the financial resources of most officers and directors of the Corporation; and

     WHEREAS, in order to induce and encourage a highly experienced and capable person such as the Indemnitee to serve as an officer or director of the Corporation, the Board of Directors of the Corporation has determined, after due consideration and investigation of the terms and provisions of this Agreement and various other options available to the Corporation and the Indemnitee in lieu hereof, that the following Agreement is not only reasonable and prudent but necessary to promote and ensure the best interests of the Corporation and its stockholders; and

     WHEREAS, the Corporation desires to have the Indemnitee continue to serve as an officer and/or director of the Corporation, as the case may be, free from undue concern for unpredictable, inappropriate or unreasonable legal risks and personal liabilities by reason of his acting in good faith in the performance of his duty to the Corporation; and the Indemnitee desires to continue to serve as an officer and/or director of the Corporation, provided, and on the express condition, that he is furnished with the indemnity hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the Corporation and the Indemnitee do hereby agree as follows:

     1.  Agreement to Serve.  Indemnitee agrees to serve and/or continue to
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serve as director and/or officer of the Corporation, at the will of the
Corporation or under separate contract, as the case may be, for so long as he/she is duly elected or appointed or until his/her resignation or removal.

     2.   Definitions.  When used in this Agreement:
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          (a)  The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether brought in the name of the Corporation or otherwise and whether of a civil, criminal, administrative or
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               investigative nature, including, but not limited to, actions, suits or proceedings brought under or predicated upon the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the "Act"), their respective state counterparts or any rule or regulation promulgated thereunder, in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that the Indemnitee is or was a director, officer, employee, agent or fiduciary of the Corporation, by reason of any action taken by him or of any inaction on his part while acting as such director, officer, employee, agent or fiduciary or by reason of the fact that he is or was serving at the request of the Corporation as a director, officer, employee, trustee, fiduciary or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

          (b) The term "Expenses" shall include, without limitation thereto, expenses of investigations, judicial or administrative proceedings or appeals, damages, judgments, fines, penalties or amounts paid in settlement by or on behalf of the Indemnitee, attorneys' fees and disbursements and any expenses of establishing a right to indemnification under this Agreement.

          (c) The term "Change in Control" shall mean a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or any similar item on any similar schedule or form) under the Act, whether or not the Corporation is subject to such reporting requirement, and shall, without limitation, be deemed to have occurred if (i) any person is or becomes the direct or indirect "beneficial owner" (as defined in Rule 13d-3 under the Act) of securities representing 20% or more of the combined voting power of the Corporation's outstanding securities without the prior approval of at least two-third's of the Corporation's directors in office immediately prior to such person attaining such percentage interest; (ii) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a result of which members of the Board of Directors in office immediately prior to such event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Corporation's stockholders was approved by at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute a majority of the Board of Directors.

     3.   Indemnification.  Subject to the limitations set forth in Section 4,
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the Corporation will indemnify the Indemnitee and pay on behalf of the
Indemnitee all Expenses incurred by the Indemnitee in any Proceeding, whether the claim which gave rise thereto occurred prior to or after the date of this Agreement.

     4.   Limitations on Indemnification.  The Corporation shall not be
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obligated under this Agreement to make any payment of Expenses to the
Indemnitee:

          (a) which payment the Corporation is prohibited by applicable law from paying as indemnity;

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          (b)  for which payment is actually made to the Indemnitee under an insurance policy, except in respect of any excess beyond the amount of payment under such insurance policy;

          (c) resulting from a claim, issue or matter decided in a Proceeding adversely to the Indemnitee based upon or attributed to the Indemnitee gaining any personal profit or advantage to which Indemnitee was not legally entitled;

          (d) resulting from a claim, issue or matter decided in a Proceeding adversely to the Indemnitee for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Corporation within the meaning of Section 16(b) of the Act, or similar provisions of any state statutory law or common law;

          (e) in connection with a claim, issue or matter in any Proceeding brought about or contributed to by the dishonesty of the Indemnitee seeking payment hereunder; provided, that notwithstanding the foregoing, the Indemnitee shall be indemnified under this Agreement as to any claims, issues or matters upon which suit may be brought against him by reason of any alleged dishonesty on his part, unless it shall be decided in a Proceeding that he committed (i) acts of active and deliberate dishonesty, (ii) with actual dishonest purpose and intent, and
               (iii) which acts were material to the cause of action so adjudicated; or

          (f) in connection with any Proceeding initiated by the Indemnitee against the Corporation or any director or officer of the Corporation (other than a Proceeding initiated by Indemnitee pursuant to Section 6(b)) unless the Corporation has joined in or consented to the initiation of such Proceeding.

          For purposes of this Section and Section 5, the phrase "decided in a Proceeding" shall mean a decision by a court, arbitrator or other judicial agent having the requisite legal authority to make such a decision, which decision has become final and from which no appeal or other review proceeding is permissible.

     5.   Advances of Expenses.  The Expenses incurred by Indemnitee pursuant to
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Section 3 in any Proceeding shall be paid by the Corporation as incurred and in advance of the final disposition of the Proceeding at the written request of the Indemnitee. The Indemnitee hereby agrees and undertakes to repay such amounts
if it shall ultimately be decided in a   Proceeding that the Indemnitee is not
entitled to be indemnified by the Corporation pursuant to this Agreement or otherwise.

     6.   Right of Indemnitee to Indemnification and Procedure Upon Application.
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          (a)  Any indemnification or advance under Section 3 or 5 hereof shall be made no later than 30 days after receipt of the written request of the Indemnitee, unless a determination is made within said 30 day period, (i) if a Change in Control shall not have occurred, by (a) the Board of Directors of the Corporation by a majority vote of a quorum thereof consisting of directors who were not parties to such Proceeding, or (b) independent legal counsel in a written opinion (which counsel shall be appointed by a majority of all the directors, including interested directors, if such a quorum is not obtainable, or, even if obtainable, a majority of disinterested directors so directs), or (ii) if a Change in Control shall have occurred, by independent legal counsel selected by the Indemnitee

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               in a written opinion (unless the Indemnitee requests that such determination be made by the Board of Directors of the Corporation, in which case by the persons provided for in clause
               (i) of this Section 6(a)), that the Indemnitee is not entitled to indemnification for any of the reasons set forth in Section 4.

          (b) If the Corporation fails to pay any written request for indemnification or advance under Section 3 or 5 hereof within said 30 day period, the right to indemnification or advances as provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification or advances are not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor a determination by the Corporation (including its Board of Directors or independent legal counsel) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's Expenses incurred in connection with successfully establishing his right to indemnification or advances, in whole or in part, in any such Proceeding shall also be paid by the Corporation.

     7.   Indemnification Hereunder Not Exclusive.  The indemnification and
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advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Bylaws, any other agreement providing for indemnification, any vote of stockholders or
disinterested directors, the Delaware General   Corporation Law, or otherwise,
both as to action in his official capacity and as to action in   another
capacity while holding such office. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) permits
greater   indemnification by agreement than would be afforded currently under the Corporation's Certificate of Incorporation, Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement
the greater benefit so afforded by such   change.

     8.   Partial Indemnification.  If the Indemnitee is entitled under any
          -----------------------
provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses incurred by him in any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

     9.   Liability Insurance.  To the extent the Corporation maintains an
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insurance policy or policies providing directors' and officers' liability insurance, the Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Corporation director and/or officer.

     10.  Amendments, Etc.  No supplement, modification or amendment of this
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Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

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     11.  Subrogation.  In the event of payment under this Agreement, the
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Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

     12.  No Duplication of Payments.  The Corporation shall not be liable under
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this Agreement to make any payment in connection with any claim made against the
Indemnitee to the extent the Indemnitee has otherwise actually received payment (under any other indemnification agreement, insurance policy, Certificate of Incorporation or Bylaw provision or otherwise) of the amounts otherwise indemnifiable hereunder.

     13.  Binding Effect, Etc..  This Agreement shall be binding upon and inure
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to the benefit of and be enforceable by the parties hereto and their respective successors, permitted assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Corporation), spouses, heirs, and personal and legal representatives. This Agreement shall continue as to the Indemnitee even
though the   Indemnitee may have ceased to be a director and/or officer of the
Corporation.  This Agreement is not assignable by the Indemnitee.

     14.  Severability.  The provisions of this Agreement shall be severable in
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the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

     15.  Notices.  The Indemnitee, as condition precedent to his right to be
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indemnified under this Agreement, shall give notice to the Corporation as promptly as practicable of any Proceeding which may give rise to his right to be indemnified under this Agreement. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given if (i) delivered by hand and receipted for by the party addressed or (ii) mailed by certified or registered mail with postage prepaid, properly addressed, on the date of such notice being postmarked. Notice to the Corporation shall be directed to: 100 Borland Way, Scotts Valley, California 95066 Attention:
Corporate Secretary (or such other address as the Corporation shall designate in writing to the Indemnitee). Notice to the Indemnitee shall be directed to the address shown on the signature page of this Agreement, or as subsequently
modified by written   notice.

     16.  Governing Law.  This Agreement shall be governed by and construed and
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enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflict of laws.

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     IN WITNESS WHEREOF, the parties hereto have entered into this Indemnity
Agreement effective as of the date first above written.


INPRISE CORPORATION


By:       ____________________________________

Name:



INDEMNITEE


By:       ____________________________________

Name:     EMPLOYEE NAME

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